PROXY STATEMENT
PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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_____           Definitive Proxy Statement
_____           Definitive Additional Materials
_____           Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ACCELR8 TECHNOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ACCELR8 TECHNOLOGY CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 14, 2010

Notice is hereby given that the Annual Meeting (the “Annual Meeting”) of the shareholders (the “Shareholders”) of Accelr8 Technology Corporation, a Colorado corporation (the “Company”), will be held at 2:30 p.m., local time, on December 14, 2010, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof for the following purposes:

1.
To elect the following three (3) persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Thomas V. Geimer, Charles E. Gerretson and John D. Kucera.

2.
To adopt an amendment to the Company’s Articles of Incorporation, as amended, which would effect an increase in the number of authorized shares of the Company’s no par value common stock (the “Common Stock”) from 14,000,000 shares to 19,000,000 shares, without having any effect upon the issued and outstanding shares of Common Stock.

3.	To ratify the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending July 31, 2011.

4.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only Shareholders of record at the close of business on November 4, 2010, shall be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.  All Shareholders are cordially invited to attend the Annual Meeting in person.

By Order of the Board of Directors

Thomas V. Geimer, Chairman of the Board

November ___, 2010
Denver, Colorado

IF YOU DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

ACCELR8 TECHNOLOGY CORPORATION
7000 North Broadway, Building 3-307
Denver, Colorado 80221

PROXY STATEMENT
Dated November ___, 2010

ANNUAL MEETING OF SHAREHOLDERS
FOR THE FISCAL YEAR ENDED JULY 31, 2010
TO BE HELD ON DECEMBER 14, 2010

GENERAL

This Proxy Statement is being furnished to the shareholders of Accelr8 Technology Corporation, a Colorado corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”) from holders (the “Shareholders”) of outstanding shares of common stock, no par value, of the Company (the “Common Stock”), for use at the Annual Meeting of the Shareholders for the fiscal year ended July 31, 2010, to be held at 2:30 p.m., local time, on December 14, 2010, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof (the “Annual Meeting”).  This Proxy Statement, Notice of Annual Meeting of Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about November __, 2010.

INFORMATION ABOUT THE ANNUAL MEETING

When is the Annual Meeting?

December 14, 2010, 2:30 p.m. (Mountain Standard Time).

Where will the Annual Meeting be held?

The annual meeting will be held at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203.

What is being considered at the meeting?

At the Annual Meeting, stockholders will be acting upon the following proposals:

1.           To elect three (3) directors to serve on the Board of Directors until the next Annual Meeting of Stockholders or until their successors are elected (Proposal No.1);

2.           To amend the Company's Articles of Incorporation to increase the authorized amount of common stock, no par value, from 14,000,000 shares to 19,000,000 shares (Proposal No.2);

3.           To ratify the appointment of Comiskey & Company, P.C. as the Company's independent certified public accountants for the fiscal year ending July 31, 2011 (Proposal 3.)

4.           To transact such other business as may properly come before the meeting.

In addition, our management will report on our progress and respond to your questions.

Who is entitled to vote at the meeting?

You may vote at the Annual Meeting if you owned Common Stock as of the close of business on Record Date which is November 4, 2010. Each share of Common Stock is entitled to one vote.

How do I vote?

You can vote in three ways:

•
by attending the Annual Meeting at 2:30 p.m., local time, on December 14, 2010, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and at any adjournment or postponements thereof and voting thereat;

•	by completing, signing, dating and returning the enclosed Proxy Card (applicable only to stockholders of record); or

•	by following the instructions on the vote instruction form (applicable only to beneficial holders).

What if I return my Proxy Card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the re-election of the three candidates as directors, FOR amending the Company's Articles of Incorporation to increase the authorized amount of common stock, no par value, from 14,000,000 shares to 19,000,000 shares and FOR ratifying the appointment of Comiskey & Company, P.C., as the Company's independent certified public accountants for the fiscal year ending July 31, 2011.

Will my shares be voted if I do not provide my Proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a Proxy or attend the annual meeting and vote in person.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' un-voted shares on certain "routine" matters. With the sole exception of the ratification of Comiskey & Company, P.C. as independent auditors for the year ending July 31, 2011, no matters submitted for shareholder approval herein are "routine" matters. When a brokerage firm votes its customers' un-voted shares, these shares are counted for purposes of establishing a quorum.  At our Annual Meeting these shares will be counted as voted by the brokerage firm with respect to ratifying the Board of Directors' reappointment of Comiskey & Company, P.C. as Company's auditors for the year ending July 31, 2011.

How do I vote if I hold shares registered in the name of a broker or bank?

If, on Record Date which is November 4, 2010, your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and a Notice of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the annual meeting. If you want to attend the Annual Meeting, and vote at the Annual Meeting, you must provide proof of beneficial ownership as of the Record Date, such as your most recent account statement showing ownership as of November 4, 2010, a copy of the voting instruction card provided by your broker or other agent, or other similar evidence of ownership. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy in advance of the Annual Meeting to ensure your vote is counted.

Can I change my mind after I return my Proxy?

Yes. You may change your vote at any time before your Proxy is voted at the Annual Meeting. If you are a shareholder of record, you can do this by giving written notice to your respective corporate secretary, by submitting another Proxy with a later date, or by attending the Annual Meeting and voting in person. If you are a shareholder in "street" or "nominee" name, you should consult with the bank, broker or other nominee regarding that entity's procedures for revoking your voting instructions.

How many shares are eligible to be voted at the Annual Meeting?

The record date for the Annual Meeting is November 4, 2010. Only shareholders of record at the close of business on November 4, 2010, will be entitled to vote at the Annual Meeting. At the close of business on that date, there were issued and outstanding ______ shares of the Company's Common Stock entitled to one vote per share.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a Proxy by mail. In order for us to conduct our meeting, one third (33%) of our outstanding shares of Common Stock as of November 4, 2010 must be present in person or by proxy at the meeting. This is referred to as a quorum.  In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone, facsimile or in person.  These persons will receive no extra compensation for their services.

On November 4, 2010, there were _______ shares of Common Stock outstanding and entitled to vote. If a quorum is not present, then either the chairman of the meeting or the shareholders entitled to vote at the meeting may adjourn the meeting until a later time. Abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum. A broker "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner. The Company’s executive officers and directors have advised the Company that they intend to vote their shares (including those shares over which they hold voting power), representing approximately 3% as of September 13, 2010, of the outstanding shares of Common Stock (excluding the shares held in a Rabbi Trust), in favor of each of the proposals above.

What vote is required to re-elect directors?

Directors are elected by a plurality of the votes cast. Abstentions and broker "non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) will have no effect on the vote for re-election of directors.

What vote is required to amend the Company's Articles of Incorporation to increase the authorized amount of common stock, no par value, from 14,000,000 shares to 19,000,000 shares?

To amend the Articles of Incorporation to increase the authorized amount of common stock requires the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes", or other limited proxies will have the effect of a vote against the increase in authorized amount of common stock.

What vote is required to ratify the Board of Directors reappointment of Company's auditors for the year 2011?

Ratification of the Board of Directors reappointment of Comiskey & Company, P.C. as Company's auditors for the year 2011 will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the Meeting. Only proxies indicating votes "FOR," "AGAINST" or "ABSTAIN" on this proposal or providing the designated proxies with the right to vote in their judgment and discretion on this proposal are counted to determine the number of shares present and entitled to vote.   Abstentions will have no effect on the results of the vote on this proposal. Representatives from Comiskey & Company, P.C. are expected to attend the Annual Meeting.  As a result, the Company anticipates that a representative from Comiskey & Company, P.C. will be available to make a statement or respond to any questions at the Annual Meeting.

How will voting on any other business be conducted?

Although we do not know of any business to be conducted at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Annual Meeting, your signed Proxy Card gives authority to the Proxy holders to vote on those matters at their discretion.

Who will bear the costs of this solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of September 13, 2010 by:  (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers and directors; and (iii) all executive officers and directors as a group.  The calculation excludes 1,129,110 shares which are held by the Rabbi Trust for the benefit of Thomas V. Geimer.  Further, Mr. Geimer does not have voting power over the shares that are held in the Rabbi Trust.  Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual.  Except as noted, each person or entity has sole voting and sole dispositve power with respect to the shares shown:

Name and Address of Beneficial Owner	Shares Beneficially Owned
	Number	Percent

Thomas V. Geimer (1)	407,032	4.1%
7000 North Broadway, Building 3-307
Denver, Colorado 80221

Charles E. Gerretson (2)	135,250	1.4%
7000 North Broadway, Building 3-307
Denver, Colorado 80221

John D. Kucera (3)	38,663	0.4%
7000 North Broadway, Building 3-307
Denver, Colorado 80221

David Howson (4)	302,600	3.0%
7000 North Broadway, Building 3-307
Denver, Colorado 80221

Executive Officers and Directors	883,545	8.6%
as a Group (4 persons)

5% or greater shareholders

Merrill Lynch & Co., Inc. (5)	793,141	8.2%

(1)
Does not include 1,129,110 shares, which were purchased by Mr. Geimer upon exercise of warrants and options.  Mr. Geimer exercised these options and warrants on October 14, 1997, and simultaneously contributed the shares acquired to a Rabbi Trust.  See Note 7 to the Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2010 for further information.  Includes 300,000 shares, which may be purchased by Mr. Geimer upon exercise of options.

(2)
Includes (i) 104,050 shares owned directly by Mr. Gerretson; (ii) 10,000 shares that may be purchased by Mr. Gerretson upon exercise of options which options expire on March 15, 2015, (iii) 10,000 shares that may be purchased by Mr. Gerretson upon exercise of options that expire on October 29, 2018 and (iv) 10,000 shares that may be purchased by Mr. Gerretson upon exercise of options that expire on December 17, 2019.

(3)
Includes (i) 1,250 shares of the Company's no par value common stock held on behalf of Mr. Kucera's minor children in which Mr. Kucera has the power and authority to dispose of these shares and (ii) 10,000 shares that may be purchased by Mr. Kucera upon exercise of options that expire on December 17, 2019.

(4)
Includes 300,000 shares which may be purchased by Mr. Howson upon exercise of options which options expire on March 15, 2015, of which 75,000 stock options shall vest if and only if prior to the expiration date of the Options, the Company closes on a transfer for the sale of the Company assets or the acquisition of the Company in which the Company's shareholders receive aggregate consideration at closing equal to or greater than $250,000,000.

(5)
Upon consummation of the merger on January 1, 2009 by and between Bank of America Corporation ("BAC") and Merrill Lynch and Company (“MLCO”), MLCO became a wholly owned subsidiary of BAC, and BAC became the ultimate parent and controlling entity of MLCO and its subsidiaries.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

The Board of Directors currently consists of three members, each of whom is proposed for election at the Annual Meeting.

The Board of Directors maintains a Compensation Committee and an Audit Committee.  The members of the Compensation Committee and the Audit Committee are Mr. Gerretson and Mr. Kucera, the Company's independent directors. The Audit Committee's financial expert is Charles E. Gerretson.  Effective as of June 9, 2000, the Board of Directors of the Company adopted a written charter for the Audit Committee.  Effective November 3, 2005, the Audit Committee adopted a revised written charter for the Audit Committee, a copy of which was filed with the Company's Proxy Statement at Appendix A on November 17, 2005.

 The Company does not have a nominating committee, or other committee of the board that performs similar functions.

Nominating Committee Functions

Since we do not have a nominating committee, all of the members of the Board of Directors participate in the consideration of director nominees. We do not currently have a written nominating committee charter or similar document.

Process for Identifying and Evaluating Nominees for the Board of Directors

Our Board of Directors may employ a variety of methods for identifying and evaluating director nominees.  If vacancies are anticipated or arise, our Board of Directors considers various potential candidates which may come to our attention through current board members, professional search firms, stockholders or other persons.  These candidates may be evaluated by our Board of Directors at any time during the year.

Our Board of Directors considers candidates recommended by stockholders when the nominations are properly submitted as described in “Consideration of Stockholder Recommendations” below.  Following verification of the stockholder status of persons proposing candidates, our Board of Directors will make an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized herein to determine whether the candidate is qualified for service on the board, before deciding to undertake a complete evaluation of the candidate.  If our Board of Directors determines that additional consideration is warranted, it may use a third-party search firm to gather additional information about the prospective nominee’s background and experience.  Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed before undertaking a complete evaluation, our Board of Directors will treat a potential candidate nominated by a stockholder like any other potential candidate.

In evaluating a director candidate, our Board of Directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of the Company’s business and technology, educational and professional background, personal accomplishment and other relevant factors. Our Board of Directors has not established any specific qualification standards for director nominees, although from time to time the Board of Directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our Board of Directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the Board of Directors will determine the nominees.

Consideration of Stockholder Recommendations

Our Board of Directors considers director candidates recommended by stockholders.  Candidates recommended by stockholders are evaluated on the same basis as are candidates recommended by our Board of Directors.  Any stockholder wishing to recommend a candidate for nomination by the Board of Directors should provide the following information in a letter addressed to the Board in care of our Secretary: (i) the name and address of the stockholder recommending the person to be nominated; (ii) a representation that the stockholder is a holder of record of our stock, including the number of shares held and the period of holding; (iii) a description of all arrangements or understandings between the stockholder and the recommended nominee; (iv) information as to any plans or proposals of the type required to be disclosed in Schedule 13D and any proposals that the nominee proposes to bring to the Board of Directors if elected; (v) any other information regarding the recommended nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A pursuant to the Securities Exchange Act of 1934 and (vi) the consent of the recommended nominee to serve as a director if elected.  Additional information may be requested to assist our Board of Directors in determining the eligibility of a proposed candidate to serve as a director.  In addition, the notice must meet any other requirements contained in our bylaws.  Stockholders may nominate candidates directly by complying with our bylaws and applicable law, including the deadlines described under “Stockholder Proposals for the 2011 Annual Meeting of Stockholders”, below.

During the fiscal year ended July 31, 2010, the board of directors held five (5) board meetings with all board members present.  During the fiscal year ended July 31, 2010, the Audit Committee held four (4) meetings with no director attending fewer than 75% of the aggregate of all the meetings of the Audit Committee. The Compensation Committee held two (2) meetings during the fiscal year ended July 31, 2010.

As noted above, the members of the Audit Committee are Charles E. Gerretson and John D. Kucera, both of whom are independent directors as defined in Section 803 of the NYSE Alternext US LLC listing standards, as applicable and as may be modified or supplemented.

Effective as of June 9, 2000, the Board of Directors of the Company adopted a written charter for the Audit Committee. Effective November 3, 2005, the Audit Committee adopted a revised written charter for the Audit Committee, a copy of which is attached hereto at Appendix A.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the year ended July 31, 2010.

The Audit Committee has also discussed with Comiskey & Company, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from Comiskey & Company, P.C. required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Comiskey & Company, P.C. their independence.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended July 31, 2010 filed with the Securities and Exchange Commission.

Audit Committee of The Board of Directors

Charles E. Gerretson
John D. Kucera

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our executive compensation program for Thomas V. Geimer and David C. Howson, the named executive officers (the "NEO’s") is administered by the Company's compensation committee, which is comprised of Charles E. Gerretson and John D. Kucera.

Summary Compensation Table

The following table summarizes the compensation of the NEO's for the fiscal years ended July 31, 2010 and 2009:

Name and	Fiscal		Stock	Option	All other	Other
Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation		Total ($)

Thomas V. Geimer	2010	$165,000	$0	$0	$0	$75,000	(1)	$240,000
Chief Executive	2009	$165,000	$0	$0	$0	$75,000	(2)	$240,000
Officer and
Chief Financial
Officer

David C. Howson	2010	$150,000	$0	$0	$0	$0		$150,000
President	2009	$150,000	$0	$0	$0	$0		$150,000

(1)
Represents deferred compensation for Mr. Geimer pursuant to the Company's deferred compensation plan, $75,000 of which vested during the fiscal year ended July 31, 2010.  As of the date of this Proxy Statement, such payment has not been made to the deferred compensation trust.

(2)
Represents deferred compensation for Mr. Geimer pursuant to the Company's deferred compensation plan, $75,000 of which vested during the fiscal year ended July 31, 2009 but such payments were not made until October 26, 2009.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Individual Arrangements and Employment Agreements

The following is a description of the individual arrangements that we have made to each of the NEO’s with respect to their compensation.  Mr. Geimer was paid during the fiscal year ended July 31, 2010 in accordance with his employment agreement with us with the exception of the $75,000 deferred payment, which as of the date of this Proxy Statement has not been made.  Mr. Howson does not have an employment agreement with the Company.  In addition, Mr. Geimer also has a Change-in-Control payment that is described in the "Potential Payments Upon Termination" below.

Thomas V. Geimer - Chief Executive Officer, Chief Financial Officer,
Secretary and Chairman of the Board of Directors

Effective December 1, 2008, we entered into an employment agreement with Mr. Geimer.  The agreement was negotiated and approved by the Compensation Committee.  The agreement provides for an annual base salary of $165,000 with annual deferred compensation of $75,000.  The agreement expires on December 31, 2012.  The compensation committee reviewed the prior employment agreement of Mr. Geimer in connection with the approval of Mr. Geimer’s employment agreement.

In the event of termination by mutual agreement, termination "with cause," as defined in the agreement, death or permanent incapacity or voluntary termination, Mr. Geimer, or his estate, would be entitled to the sum of the base salary and unreimbursed expenses accrued to the date of termination and any other amounts due under the agreement.  In the event of termination "without cause," as defined in the agreement, Mr. Geimer would be entitled to the sum of the base salary and unreimbursed expenses accrued to the date of termination and any other amounts due under the agreement and an amount equal to the greater of Mr. Geimer's annual base salary (12 months of salary) or any other amounts remaining due to Mr. Geimer under the agreement, which as of July 31, 2010 would be $580,000.  Additionally, in the event of a Change in Control, any unpaid amounts due under the initial term of the agreement for both base salary and deferred compensation would be payable plus five times the sum of the base salary and deferred compensation.  In his positions as Chief Executive Officer and Chief Financial Officer, Mr. Geimer exercises detailed supervision over the operations of the Company and is ultimately responsible for the operations of the Company.  Mr. Geimer is also responsible for all duties incident to the title of Chief Financial Officer and Secretary.

David C. Howson - President

During the fiscal year ended July 31, 2010, we paid Mr. Howson $150,000 in cash compensation.  Mr. Howson does not have an employment agreement with the Company.  In his position as President, Mr. Howson supervises the technical development and product strategies.  Mr. Howson further performs all duties incident to the title of President and such other duties as from time to time may be assigned to him by the Board of Directors.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning options awards to Messrs. Geimer and Howson at the fiscal year ended July 31, 2010.

Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Option (#)	Options (#)	Exercise	Expiration
Name	Grant Date	Exercisable	Unexercisable	Price	Date
Thomas V. Geimer	December 11, 2008	100,000	0	$3.60	December 11, 2017
	August 2, 2001	200,000	0	$1.45	August 1, 2011

David Howson	March 16, 2005	225,000	0	$2.57	March 16, 2015
	March 16, 2005	0	75,000 (1)	$2.57	March 16, 2015

(1)
Represents stock options that shall vest if and only if prior to the expiration date of the options, the Company closes on a transfer for the sale of the Company assets or the acquisition of the Company in which the Company's shareholders receive aggregate consideration at closing equal to or greater than $250,000,000.

Option Exercises During Fiscal Year

On August 26, 2009, Mr. Geimer exercised options to acquire 52,532 shares of the Company's Common Stock.  Mr. Geimer paid the exercise price to acquire the common stock by the surrender of 47,468 options to acquire common stock having a value of $1.66 per share, that is determined by subtracting the closing price of the Company's common stock on August 26, 2009 ($3.16) by the exercise price of the options ($1.50).

Potential Payments Upon Termination

Cash Compensation

Mr. Geimer's employment agreement contains provisions under which the Company will be obligated to pay Mr. Geimer certain compensation upon his termination.  The following tables set forth the details of the estimated payments and benefits that would be provided to Mr. Geimer in the event that his employment with us is terminated for any reason, including a termination for cause, resignation or retirement, a constructive termination, a without cause termination, death, long term disability, and termination in connection with a change in control as of July 31, 2010.

Termination in
	Termination by					connection
	Mutual	Illness or		Resignation/		with a change
Thomas V. Geimer	Agreement	Incapacity	With cause	Without cause	Retirement	in control

Cash Compensation	0	0	0	$580,000	0	$1,780,000
				(1)(2)		(1)(2)
(1)	Represents the amounts due under Mr. Geimer's employment agreement. See "Individual Arrangements and Employment Agreements."
(2)	Includes the $75,000 payment of the deferred compensation for the fiscal year ended July 31, 2010, which of the date of this Proxy Statement has not been paid.
(3)	A change of control is defined in Mr. Geimer's employment agreement to mean the occurrence of one or more of the following three events:
(a)
Any person becomes a beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) directly or indirectly of securities representing 33% or more of the total number of votes that may be cast for the election of directors of the Company;

(b)
Within two years after a merger, consolidation, liquidation or sale of assets involving the Company, or a contested election of a Company director, or any combination of the foregoing, the individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board; or

(c)
Within two years after a tender offer or exchange offer for voting securities of the Company, the individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board.

Effects of Termination Events or Change in Control on Unvested Equity Awards

All unvested stock option awards granted to Mr. Howson provide that upon a change of control, the unvested stock options will not immediately vest unless the contingencies to the stock options have been met.

Compensation of Non-Management Directors

The Company did not pay its non-management directors any cash compensation during the fiscal year ended July 31, 2010; however, on December 17, 2009, the Company’s two outside directors were awarded 10,000 share stock option awards which were fully vested and exercisable at $0.73 per share.

Cash Compensation

We have not paid any cash compensation to our directors for their service on our Board of Directors.

Liability Insurance

The Company provides liability insurance for its directors and officers.  Berkley Insurance Company is the underwriter of the current coverage, which extends until January 7, 2011.  The annual cost of this coverage is approximately $18,000.

Compensation Pursuant to Plans

Deferred Compensation Plan.

In January 1996, we established a deferred compensation plan for our employees.  Contributions to the plan are provided for under the employment agreement detailed above.  For the fiscal year ended July 31, 2010 we contributed $0 to the plan.  The $75,000 contribution due to Mr. Geimer for the fiscal year ended July 31, 2010 has not been paid as of the date of this Proxy Statement.

On October 14, 1997, Thomas V. Geimer exercised an aggregate of 1,140,000 warrants and options to acquire 1,140,000 shares of the Company's Common Stock at an exercise price of $0.24 per share.  Under the terms of the Rabbi Trust, we will hold the shares in trust and carry the shares as held for employee benefit by the Company.  The Rabbi Trust provides that upon Mr. Geimer's death, disability, or termination of his employment the shares will be released ratably over the subsequent ten (10) years, unless the Board of Directors determines otherwise. See Note 7 to the Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2010 for further information.

Securities Authorized For Issuance Under Compensation Plans

The table set forth below presents the securities authorized for issuance with respect to compensation plans under which equity securities are authorized for issuance as of July 31, 2010:

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of available outstanding options, warrants and rights	Number of securities remaining for future issuance under equity compensation plans (excluding securities reflected in the 1st column)

Equity Compensation	1,010,000	$3.11	242,500
Plans approved by
security holders
Equity Compensation	0	0	0
Plans not approved by
security holders
Total	1,010,000		242,500

The 1996 Stock Option Plans

The Board of Directors of the Company has adopted an incentive stock option plan (the "Qualified Plan") which provides for the grant of options to purchase an aggregate of not more than 700,000 shares of the Company's Common Stock.  The purpose of the Qualified Plan is to make options available to management and employees of the Company in order to provide them with a more direct stake in the future of the Company and to encourage them to remain with the Company.  The Qualified Plan provides for the granting to management and employees of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code").

The Board of Directors of the Company has adopted a non-qualified stock option plan (the "Non-Qualified Plan") which provides for the grant of options to purchase an aggregate of not more than 300,000 shares of the Company's Common Stock.  The purpose of the Non-Qualified Plan is to provide certain key consultants, independent contractors, technical advisors and directors of the Company with options in order to provide additional rewards and incentives for contributing to the success of the Company.  These options are not incentive stock options within the meaning of Section 422 of the Code.

The Qualified Plan and the Non-Qualified Plan (the "Stock Option Plans") are administered by a committee (the "Committee") appointed by the Board of Directors which determines the persons to be granted options under the Stock Option Plans and the number of shares subject to each option.  No options granted under the Stock Option Plans are transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable, during the lifetime of the optionee, only by such optionee.  Any options granted to an employee terminate 90 days after his ceasing to be an employee, except in limited circumstances, including death of the employee, and where the Committee deems it to be in the Company's best interests not to terminate the options.

The exercise price of all incentive stock options granted under the Qualified Plan must be equal to the fair market value of such shares on the date of grant as determined by the Committee, based on guidelines set forth in the Qualified Plan.  The exercise price may be paid in cash or (if the Qualified Plan shall meet the requirements of rules adopted under the Exchange Act) in Common Stock or a combination of cash and Common Stock.  The term of each option and the manner in which it may be exercised will be determined by the Committee, subject to the requirement that no option may be exercisable more than 10 years after the date of grant.  With respect to an incentive stock option granted to a participant who owns more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant, the exercise price of the option must be at least equal to 110% of the fair market value on the date of grant and the option may not be exercisable more than five years after the date of grant.

The Stock Option Plans were approved by our shareholders at a special shareholders meeting held on November 8, 1996.  At the annual meeting of shareholders held on December 12, 2002, shareholders approved the following amendments to the Qualified Plan and the Non-Qualified Plan:  (i) the Committee was given the power to amend and alter the Qualified Plan and the Non-Qualified Plan so long as the amendments do not affect any outstanding options; (ii) provide that any shares cancelled, terminated, or expired pursuant to the Qualified Plan and the Non-Qualified Plan be made available for purposes of the Qualified Plan and the Non-Qualified Plan; (iii) provide that the cashless exercise provision of the Qualified Plan and the Non-Qualified Plan be in the sole discretion of the Committee; and (iv) extended the expiration date of the Qualified Plan and the Non-Qualified Plan until December 12, 2012.

As of July 31, 2010, 759,000 options had been granted pursuant to the Qualified Plan with 117,500 of these options exercised, 231,500 options that expired, leaving 172,500 available for grant and 350,000 options had been granted pursuant to the Non-Qualified Plan with 125,000 of these options exercised, 80,000 options that expired, 50,000 that were cancelled and 60,000 available for grant.

2004 Omnibus Stock Option Plan

On December 14, 2004, the shareholders approved the Company's 2004 Omnibus Stock Option Plan (the "Omnibus Plan").  The Omnibus Plan authorizes the issuance of up to five hundred thousand (500,000) shares of the Company's Common Stock.  The purpose of the Omnibus Plan is to promote the growth of the Company by permitting the Company to grant options ("Options") to purchase shares of its Common Stock, to attract and retain the best available personnel for positions of substantial responsibility and to provide certain key employees, independent contractors, consultants, technical advisors and directors of the Company with a more direct stake in the future of the Company and provide an additional incentive to contribute to the success of the Company.

The Omnibus Plan is administered by the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Omnibus Committee").  Pursuant to the terms of the Omnibus Plan, the Omnibus Committee may grant either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code") or nonqualified stock options, provided that incentive stock options may not be granted to independent contractors and consultants.  The exercise price of all incentive stock options granted under the Omnibus Plan must be equal to the fair market value of such shares on the date of grant as determined by the Omnibus Committee, based on guidelines set forth in the Omnibus Plan.  The exercise price of nonqualified stock options granted under the Omnibus Plan shall be not less than 50% of the fair market value of a share on the date of grant of such Option.  The Omnibus Committee may grant on behalf of the Company, Options to purchase shares of the Company's Common Stock to any key employee, independent contractor, consultant, technical advisor or director.

As of July 31, 2010, 620,000 options had been granted pursuant to the Omnibus Plan with 5,000 of these options exercised, 130,000 expired leaving 10,000 available for grant.

STOCK PERFORMANCE GRAPH

We are a smaller reporting company, as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, and accordingly are not required to provide this information.

CERTAIN TRANSACTIONS

During fiscal year 1996, we established a deferred compensation plan for our employees.  We may make discretionary contributions to the plan based on recommendations from the Board of Directors.  As of July 31, 2010, the Board of Directors had authorized deferred compensation totaling $1,125,000 since fiscal year 1996 to Mr. Geimer of which $1,050,000 had been funded.  The $75,000 representing the difference between the authorized deferred compensation and the funded deferred compensation has not been funded as of the date of this Proxy Statement.

There were no other transactions or series of transactions for the fiscal year ended July 31, 2010, nor are there any currently proposed transactions, or series of the same to which we are a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, 5% shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act, generally requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("10% owners") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Directors and executive officers and 10% owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.  To the Company's knowledge, based solely on review of copies of such reports furnished to us and verbal representations that no other reports were required to be filed during the fiscal year ended July 31, 2010, all Section 16(a) filing requirements applicable to its directors, executive officers and 10% owners were met.

PROPOSAL 1

ELECTION OF THREE (3) PERSONS
TO SERVE AS DIRECTORS OF THE COMPANY

The Company’s directors are elected annually to serve until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified.  The number of directors presently authorized by the Bylaws of the Company shall be not less than three (3) nor more than seven (7).

Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them for the election of the following nominees, all of whom are now members and constitute the Company’s Board of Directors.  The Company is advised that all nominees have indicated their availability and willingness to serve if elected.  In the event that any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxy holder will vote for a substitute nominee in the exercise of his best judgment.

INFORMATION CONCERNING NOMINEES

Thomas V. Geimer, 63, has been the Chairman of the Board of Directors and a director of Accelr8 since 1987. He currently serves as the Chief Executive Officer, Chief Financial Officer and Secretary of the Company. Mr. Geimer is responsible for development of our business strategy, day-to-day operations, accounting and finance functions. Before assuming full-time responsibilities at the Company, Mr. Geimer founded and operated an investment banking firm.

Charles E. Gerretson, 64, was appointed a director of the Company on July 19, 2003. For the past 30 years, Mr. Gerretson has served as the President of Gerretson Realty, Inc., a Denver Colorado based real estate firm, which Mr. Gerretson founded. Mr. Gerretson received a Bachelor of Science degree in Business Administration from the University of Minnesota in 1968.  Mr. Gerretson was formerly a CPA with Arthur Andersen and Company and currently heads the Company’s Audit Committee.

John D. Kucera, age 59, was appointed a director on January 9, 2009.  Mr. Kucera has been self employed as a private investor since 2000. Prior to that, Mr. Kucera handled institutional equity sales, was a Department Manager for Equities and a Member of the Board of Directors of Hanifen Imhoff and a portfolio manager for mutual funds and pension accounts at Founders Capital Management. Mr. Kucera earned a Bachelor of Science degree in Finance from Colorado State University and a  Masters in Business Administration from the University of Denver.

Board Recommendation

The Board recommends a vote FOR the election of each of the three nominees for directors of the Company.

PROPOSAL 2

PROPOSED AMENDMENT TO THE ARTICLES OF
INCORPORATION TO INCREASE THE AUTHORIZED
SHARES OF COMMON STOCK

The Board of Directors has approved a resolution, subject to Shareholder approval, to amend the Company's Articles of Incorporation to increase the total number of authorized shares of Common Stock from 14,000,000 shares of Common Stock to 19,000,000 shares of Common Stock.  The form of amendment (the "Amendment") to the Articles of Incorporation is attached as Appendix B, and reference is made to the Amendment for the complete terms thereof.

The Company's Articles of Incorporation currently authorize the issuance of 14,000,000 shares of Common Stock, no par value. As of November 4, 2010, ____shares of Common Stock were issued and outstanding.  The Amendment will not affect the number of shares of Common Stock issued and outstanding, but will only affect the total number of shares of Common Stock authorized for issuance by the Company.

The Board of Directors believes that adoption of this Proposal will increase acceptance of the Company's common stock by the financial community and the investing public and, accordingly, should enhance shareholder value.  Further, the Board of Directors believes that the adoption of this Proposal will provide flexibility to the Company in the event it is requires to raise capital through the sale of shares of Common Stock in the future.

The Company has no current plans to issue any of the increased shares.

If approved by the Shareholders, the Amendment to the Articles of Incorporation will increase the Company's authorized capital stock to 19,000,000 shares of Common Stock from 14,000,000 shares of Common Stock.  There will be no further vote by the Shareholders prior to any issuance of these shares of Common Stock.

Approval of the Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting.  If the Amendment is approved by the Shareholders, it will become effective as of the date and time it is filed with the office of the Secretary of State of Colorado.  The filing will be made as soon as practicable following the approval of the Amendment by the Shareholders.

Board Recommendation

The Board recommends a vote FOR the adoption of the Amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock from 14,000,000 shares to 19,000,000 shares, and each of the Resolutions with respect thereto set forth in Appendix B hereto.

PROPOSAL 3

RATIFICATION OF SELECTION OF
COMISKEY & COMPANY, P.C. AS INDEPENDENT
PUBLIC ACCOUNTANTS OF COMPANY

The Board of Directors has selected Comiskey & Company, P.C. as independent public accountants of the Company for the fiscal year ending July 31, 2011, and has further directed that the Company submit the selection of independent public accountants for ratification by shareholders at the Annual Meeting of Shareholders.

Fees Paid to the Independent Auditors

The aggregate fees billed by Comiskey & Company, P.C. for professional services rendered for the audit of the Company's annual consolidated financial statements for the years ended July 31, 2010 and 2009, including the reviews of the unaudited interim financial statements of the Company's Form 10-Q’s was approximately $35,100 and $37,500, respectively.

Tax Fees

The aggregate fees billed by Comiskey & Company, P.C. for professional services rendered for the tax compliance, tax advice and tax planning for the fiscal years ended July 31, 2010 and 2009 was $0 and $0, respectively.

All other Fees

Comiskey & Company, P.C. did not perform any professional services other than those set forth above for the fiscal years ended July 31, 2010 and 2009.

Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(l)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

None of the hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time permanent employees.

Board Recommendation

The Board recommends a vote FOR the ratification of the selection of Comiskey & Company, P.C. as independent public accountants of the Company for the fiscal year ending July 31, 2011.

SHAREHOLDER PROPOSALS FOR THE 2011
ANNUAL MEETING OF SHAREHOLDERS

If any shareholder of the Company intends to present a proposal for consideration at the 2011 Annual Meeting of Shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company’s offices, 7000 North Broadway, Building 3-307, Denver, CO 80221, Attention: Secretary, not later than May 1, 2011.

For each matter that you wish to bring before the meeting, provide the following information:

•           a brief description of the business and the reason for bringing it to the meeting;

•           your name and record address;

•           the number of shares of Company stock which you own; and

•           any material interest (such as financial or personal interest) that you have in the matter.

WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

We file annual and quarterly reports with the Securities and Exchange Commission. Shareholders may obtain, without charge, a copy of the most recent Form 10-K or Form 10-Qs (without exhibits) by requesting a copy in writing from us at the following address:

ACCELR8 TECHNOLOGY CORPORATION
7000 North Broadway, Building 3-307
Denver, Colorado 80221

Other Matters

The Board of Directors does not know of any matters that are to be presented at the Annual Meeting of Shareholders other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement.  If any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

By Order of the Board of Directors

Thomas V. Geimer,
Chairman of the Board

APPENDIX A

ACCELR8 TECHNOLOGY CORPORATION

AUDIT COMMITTEE CHARTER

I.           PURPOSE

The primary function of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Accelr8 Technology Corporation (the "Corporation") is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls over financial reporting; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

▪	Serve as an independent and objective party to monitor the Corporation's financial and accounting reporting process and internal control system.

▪	Review and appraise the performance, qualifications and independence of the Corporation's independent auditor.

▪	Provide an open avenue of communication among the independent auditor, financial and senior management and the Board.

The Committee will fulfill these responsibilities by carrying out the activities enumerated in this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate and assigned to it by the Board.

The Committee's function is one of oversight only, it being understood that the Company's management is responsible for preparing the Company's financial statements and its independent auditor is responsible for auditing those financial statements. Nothing contained in this Charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under Colorado law which shall continue to be the legal standard for the conduct of the members of the Committee.

II.           COMPOSITION OF THE AUDIT COMMITTEE

The Committee shall be comprised of at least two members of the board, as determined by the Board. Subject to such exceptions as may pertain under applicable rules of the American Stock Exchange LLC (the "AMEX").  Each member of the Committee shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the Securities and Exchange Commission (the "SEC") and the AMEX for audit committees, in each case as amended, modified or supplemented from time to time. All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected, and qualified. Unless a chairperson of the Committee (the "Chair") is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.              MEETINGS

The Committee shall meet from time to time as called by the Chair or as requested by the Corporation's independent auditor but at least once with respect to the financial statements for each of the Corporation's first three fiscal quarters and at least once with respect to the Corporation's annual financial statements. The Committee may ask members of management or others to attend meetings of the Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Committee shall meet at least annually with management and the independent auditor in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or its Chair shall discuss with management and the independent auditor the Corporation's annual and quarterly financial statements consistent with Section IV below. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

IV.             RESPONSIBILITIES AND DUTIES

The duties of the Committee shall include the following:

Documents/Reports Review

▪
Review, prior to its filing or prior to its release, as the case may be, the Corporation's Annual and Quarterly Reports to be filed with the SEC on Forms 10-K, 10-KSB, l0-Q or l0-QSB and annual report to stockholders.

▪	Review such other reports or other financial information to be submitted to the SEC or the public as the Committee shall deem appropriate.

▪
In connection with the review of all such reports and, financial information, consult with the Corporation's management and independent auditor as to the completeness and accuracy of such reports and financial information and discuss any significant changes in the Corporation's selection or application of accounting principles, the items required by Statement of Auditing Standards 61 as in effect at that time in the ease of the annual statements and Statement of Auditing Standards 100 as in effect at that time in the case of the quarterly statements.

▪
Review with management and the independent auditor major issues regarding accounting principles, critical accounting policies and practices used and to be used in the preparation of the Corporation's financial statements, significant judgments made in management's preparation of the financial statements, financial statement presentations, major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies therein, the effects of alternative GAAP methods on the financial statements, off-balance sheet structures and the type and presentation of information to be included in financial statements and earnings press releases (including any use of "pro forma" or "adjusted" non-GAAP information).

▪
Review disclosures made to the Committee by the Corporation's principal executive officer and principal financial officer during their certification process with respect to the Reports on Forms 10-K or 10-KSB, and l0-Q or l0-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

▪	Recommend to the Board of Directors whether the Corporation's financial statements for the year covered by such report should be included in the Corporation's Annual Report on Form 10-K or 10-KSB.

Independent Auditor

▪
Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting).

▪	Review the performance of the independent auditor.

▪	Have sole authority to appoint, discharge and replace the Corporation's independent auditor, which shall report directly and be ultimately accountable to the Board and the Committee.

▪
Receive the written statements from the independent auditor required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time and, on at least an annual basis, review and engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the full Board take appropriate action to oversee the independence of the auditor.

▪	Review the qualifications and performance of the lead partner and balance of the auditor's staff for the audit of the Corporation's financial statements.

▪
Discuss with the independent auditor at least annually (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the independent auditor, and (c) any steps taken by the independent auditor to deal with any such issues.

Pre-approve all audit and permitted non-audit services to be performed by the independent auditor (including the terms of its engagement with respect thereto), explicitly and/or through policies and procedures adopted by the Committee; consider whether the provision of non-audit services is compatible with maintaining the independent auditor's independence; and approve all engagement letters between the Corporation and the independent auditor for both audit and permitted non-audit services. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals required by this Section provided that the decisions of the member or members to whom such authority is delegated shall be presented to the full Committee at its next scheduled meeting.

▪
Discuss with the independent auditor the rotation of the audit partners, including, without limitation, the lead partner and concurring or reviewing partner) pursuant to Rule 20l(c)(6) of Regulation S-X promulgated by the SEC.

▪	Set hiring policies for employees or former employees of the independent auditor which shall, at a minimum, comply with Section 206 of the Sarbanes-Oxley Act of 2002.

▪	Present its conclusions with respect to the independent auditor to the full Board.

Financial Reporting Processes

▪	Review with the independent auditor its opinion about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

▪	Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor or management.

▪
Review and discuss with management and the independent auditor and others involved in the preparation thereof, the internal control procedures to be developed by the Corporation in order to comply with Section 404 of the Sarbanes-Oxley Act of 2002.

Process Improvement

▪
Following completion of the annual audit, review separately with each of management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

▪	Review any significant disagreement between management and the independent auditor in connection with the preparation of any of the Corporation's financial statements.

▪	Periodically consult with the independent auditor out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.
▪	Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Legal Compliance

▪	Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

▪	Review with the Corporation's counsel any legal matter that could have a significant impact on the Corporation's financial statements.

Ethical Compliance

▪
Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Self-Review

▪	Review the Committee's performance at least annually.

▪	Review and reassess the adequacy of this Charter periodically, but at least annually, and update this Charter as conditions dictate.

Certain Other Authorities

▪	Have the authority to engage independent counsel, accountants and other advisers, as it determines necessary to carry out its duties.

▪
Have the authority to provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for the payment of (1) compensation to any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate, in the Committee's discretion, in carrying out its duties.

Other Responsibilities

▪	Perform any other activities consistent with this Charter, and the Corporation's Articles of Incorporation, By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX B

ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION
OF
ACCELR8 TECHNOLOGY CORPORATION

FIRST: The name of the Corporation is Accelr8 Technology Corporation.

SECOND: Immediately upon the effectiveness of this amendment to the Corporation's Articles of Incorporation pursuant to the Colorado Business Corporation Act (the "Effective Time"), the number of authorized shares of Common Stock shall be increased from 14,000,000 no par value common shares to 19,000,000 no par value common shares. This Amendment shall not affect the outstanding and issued shares of Common Stock in any way. This amendment authorizes the officers of the Corporation to increase the stated capital of the Corporation to reflect the change in outstanding shares of the Corporation.

This amendment shall be effectuated by striking in its entirety Subsection 1 of Article V and by substituting in lieu thereof the following:

1.           Authorized Shares.  The aggregate number of shares which the Corporation shall have authority to issue is Nineteen million (19,000,000) shares of common stock, each having no par value, which shares shall be designated “Common Stock”.

THIRD: By written informal action, unanimously taken by the Board of Directors of the Corporation effective the 22nd day of October 2010, pursuant to and in accordance with Sections 7-108-202 and 7-110-103 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly adopted and recommended the amendment described above to the Corporation's Shareholders for their approval.

FOURTH:  Notice having been properly given to the Shareholders in accordance with Sections 7-107-105 and 7-110-103, at a meeting of Shareholders held on December 14, 2010, the number of votes cast for the amendment by the each voting group entitled to vote on the amendment was sufficient for approval by that voting group.

IN WITNESS WHEREOF, Accelr8 Technology Corporation has caused this amendment of its the Articles of Incorporation to be signed in its name and on its behalf by David Howson, its President, and its corporate seal to be hereunder affixed and attested by Thomas V. Geimer, its Secretary, on this _______ day of _____, ___, and its President acknowledges that these Articles of Amendment are the act and deed of Accelr8 Technology Corporation and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

ATTEST:   ACCELR8 TECHNOLOGY CORPORATION

By:_____________________________                                                                           By: _____________________________
     Thomas V. Geimer, Secretary                                                                                         David Howson, President

ACCELR8 TECHNOLOGY CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
December 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of ACCELR8 TECHNOLOGY CORPORATION, a Colorado corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated November ___, 2010, and hereby appoints Thomas V. Geimer or David Howson with the power of substitution, as Attorney and Proxy to represent and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:

1.
Election of each of the following three (3) persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified:

Thomas V. Geimer

FOR /___/	AGAINST /___/	ABSTAIN /___/

Charles E. Gerretson

FOR /___/	AGAINST /___/	ABSTAIN /___/

John D. Kucera

FOR /___/	AGAINST /___/	ABSTAIN /___/

2.
Approval of the Proposal to amend the Company’s Articles of Incorporation, as amended, which would effect an increase in the number of authorized shares of no par value Common Stock from 14,000,000 shares to 19,000,000 shares, without having any effect upon the issued and outstanding shares of Common stock or upon the par value of the Common Stock.

FOR /___/	AGAINST /___/	ABSTAIN /___/

3.	Ratification of the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending July 31, 2011.

FOR /___/	AGAINST /___/	ABSTAIN /___/

4.	To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

This Proxy, when properly executed, will be voted as directed.  If no direction is indicated, the Proxy will be voted FOR the election of each of the nominees listed above to the Board of Directors, FOR the proposal to increase the authorized number of shares of Common Stock to 19,000,000 and FOR the proposal to ratify the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending July 31, 2011.
Dated:________________________, 2010

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.  Please sign exactly as name appears on the label ATTACHED TO THIS PROXY.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title as it appears hereon.  If a corporation, please sign in full corporate name by an authorized officer and affix corporate seal.  If a partnership, please sign in full partnership name by authorized person.  No Postage is required if returned in the enclosed envelope and mailed in the united states.